Exhibit 99.1



Contact:          Kelly McAndrew                              Mary Winn Settino
                  Public Relations                            Investor Relations
                  (914) 767-7690                              (914) 767-7216


                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------

              THE PEPSI BOTTLING GROUP REPORTS STRONG TOPLINE AND
                     EARNINGS GROWTH IN FIRST QUARTER 2004

     SOMERS, N.Y., April 13, 2004 - The Pepsi Bottling Group, Inc. (NYSE: PBG) today reported first quarter 2004 net income of $50 million, or diluted earnings per share (EPS) of $0.19. This compares to reported first quarter 2003 income of $39 million, or $0.14 per diluted share, before accounting for the cumulative effect of the adoption of a new accounting principle, which reduced EPS by $0.02.
     o PBG's strong worldwide topline growth was driven by a five percent increase in physical case volume on a constant territory basis. In the U.S., volume grew six percent for the first quarter and PBG's European territories delivered 15 percent volume growth. In Mexico, volume on an eight-ounce case basis rose two percent, though on a physical case basis, volume declined two percent during the quarter.
     o PBG delivered solid reported net revenue per case growth in the U.S., up more than two percent for the quarter. Worldwide reported net revenue per case increased five percent, including a two-percentage point foreign currency benefit.
     o Reported operating income grew 14 percent during the first quarter, reflecting the Company's balanced topline growth.

     "We're very pleased with our progress during the first quarter, particularly with solid topline performance in the U.S., Canada and Europe," said John T. Cahill, Chairman and Chief Executive Officer of PBG. "Our volume trends in the U.S. were strong across channels and brands. The increased focus by PBG and PepsiCo on Trademark Pepsi enabled our cola volume to grow for the first time in several quarters. Our entire diet soft drink portfolio

                                    - more -

PBG REPORTS STRONG TOPLINE AND EARNINGS GROWTH IN FIRST QUARTER 2004/ 2 of 3


generated a double-digit volume increase, continuing its positive growth trend. The pricing environment in the U.S. remained favorable as the increases we took during the fourth quarter of last year held in the marketplace. With a solid innovation and marketing calendar ahead of us, we believe we're building momentum as we gear up for the summer-selling season."
     Cahill continued, "Our European and Canadian businesses delivered solid quarters. In Europe, each of our businesses generated strong volume growth, led by increases of more than 20 percent in both Russia and Turkey. Innovation played a key role in Russia, which benefited from the launch of Tropicana juices in February. Our team in Turkey made substantial progress in marketplace execution, leading to an improvement in results. And in Canada, volume growth improved notably in the take-home channel.
     "In Mexico, we made progress in a number of areas. Our eight-ounce volume performance improved, as we grew our customer base and improved our customer service capabilities. Innovation also contributed to that improvement with the introduction of two new diet soft drinks and strong results from our 5.25-liter Electropura bottle. We also are continuing to fine-tune our pricing architecture, taking some pricing up in Mexico City, while bringing pricing down in select other areas."
     On a constant territory basis, PBG's worldwide volume grew five percent during the first quarter. In the U.S., PBG's take-home and cold drink businesses both grew six percent. Volume growth improved sequentially in Mexico, up two percent on an eight-ounce case basis reflecting the impact of the upsizing initiatives PBG executed mid-2003. Volume of carbonated soft drinks was up six percent on an eight-ounce case basis.
     PBG's U.S. reported net revenue per case grew more than two percent during the first quarter. This growth was driven by both rate and mix benefits. Worldwide, PBG's reported net revenue per case increased five percent, including a two-percentage point foreign currency benefit.
     During the first quarter of 2004, PBG repurchased 3.1 million shares of common stock. Since the inception of the Company's share repurchase program in October 1999, more than 67 million shares have been repurchased to date.
     PBG stated that it expects worldwide volume in the second quarter to grow two to three percent and net revenue per case to be up two percent. The Company's operating income outlook for the second quarter is for mid-single digit growth. PBG expects earnings per share for the second

                                    - more -

PBG REPORTS STRONG TOPLINE AND EARNINGS GROWTH IN FIRST QUARTER 2004/ 3 of 3


quarter to be $0.49 to $0.51.
     The Company affirmed that in fiscal 2004 it expects to achieve EPS of $1.62 to $1.70. PBG also stated that it expects worldwide constant territory volume for the full year to be up two to three percent, worldwide net revenue per case to increase two percent and reported operating income to grow mid-single digits. The Company affirmed its expectation for continued growth in cash flow, with net cash provided by operations less capital expenditures growth of about 10 percent.
     The Pepsi Bottling Group, Inc. (www.pbg.com) is the world's largest manufacturer, seller and distributor of Pepsi-Cola beverages with operations in the U.S., Canada, Greece, Mexico, Russia, Spain and Turkey. To receive company news releases by e-mail, please visit www.pbg.com.
     Listen in live to PBG's first quarter 2004 earnings discussion with financial analysts on April 13th at 11 a.m. (EDT) at http://www.pbg.com.

                                      # # #

Statements made in this press release that relate to future performance or financial results of the Company are forward-looking statements which involve uncertainties that could cause actual performance or results to materially differ. PBG undertakes no obligation to update any of these statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date hereof. Accordingly, any forward-looking statement should be read in conjunction with the additional information about risks and uncertainties set forth in PBG's Securities and Exchange Commission reports, including its annual report on Form 10-K for the year ended December 27, 2003.

Attachments (3 pages)

                         THE PEPSI BOTTLING GROUP, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS in millions, except per share amounts, unaudited



                                                              12 Weeks Ended
                                                           ---------------------
                                                            March        March
                                                           20, 2004     22, 2003
                                                           --------     --------

Net revenues............................................    $2,067       $1,874
Cost of sales...........................................     1,051          927
                                                             -----        -----
Gross profit............................................     1,016          947
Selling, delivery and administrative expenses...........       879          827
                                                             -----        -----
Operating income........................................       137          120
Interest expense, net...................................        55           53
Other non-operating expenses, net.......................         -            3
Minority interest.......................................         6            5
                                                             -----        -----
Income before income taxes..............................        76           59
Income tax expense......................................        26           20
                                                             -----        -----
Income before cumulative effect of change in accounting
principle ..............................................        50           39
Cumulative effect of change in accounting principle, net
of tax and minority interest............................         -            6
                                                             -----        -----
Net income..............................................    $   50       $   33
                                                             =====        =====
Basic earnings per share before cumulative effect of
change in accounting principle .........................    $ 0.19       $ 0.14
Cumulative effect of change in accounting principle ....         -        (0.02)
                                                             -----        -----

Basic earnings per share................................    $ 0.19       $ 0.12
                                                             =====        =====

Weighted-average shares outstanding.....................       260          279

Diluted earnings per share before cumulative effect of
change in accounting principle .........................    $ 0.19       $ 0.14
Cumulative effect of change in accounting principle ....         -        (0.02)
                                                             -----        -----
Diluted earnings per share..............................    $ 0.19        $0.12
                                                             =====        =====

Weighted-average shares outstanding.....................       269          287

                         THE PEPSI BOTTLING GROUP, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             in millions, unaudited


                                                                12 Weeks Ended
                                                               -----------------
                                                                 March    March
                                                               20, 2004 22, 2003
                                                               -------  --------
Cash Flows - Operations
   Net Income.................................................. $   50   $   33
   Adjustments to reconcile net income to net cash provided
   by operations:
       Depreciation............................................    124      117
       Amortization............................................      3        2
       Changes in working capital and other non-cash charges...    (36)     (82)
   Pension contributions.......................................    (20)       -
   Other, net..................................................    (10)      (3)
                                                                 -----    -----

Net Cash Provided by Operations................................    111       67
                                                                 -----    -----
Cash Flows - Investments
   Capital expenditures........................................   (102)    (112)
   Acquisitions of bottlers....................................      -      (82)
   Sale of property, plant and equipment.......................      1        1
                                                                 -----    -----
Net Cash Used for Investments..................................   (101)    (193)
                                                                 -----    -----

Cash Flows - Financing
   Borrowing activities, net...................................   (898)     120
   Dividends paid..............................................     (3)      (3)
   Treasury stock transactions.................................    (73)     (98)
                                                                 -----    -----
Net Cash (Used for) Provided by Financing......................   (974)      19
                                                                 -----    -----

Effect of Exchange Rate Changes on Cash and Cash
Equivalents....................................................     (2)      (1)
                                                                 -----    -----

Net Decrease in Cash and Cash Equivalents......................   (966)    (108)
Cash and Cash Equivalents - Beginning of Period................  1,235      222
                                                                 -----    -----

Cash and Cash Equivalents - End of Period...................... $  269   $  114
                                                                 =====    =====

                         THE PEPSI BOTTLING GROUP, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                     in millions, except per share amounts

                                                             (Unaudited)
                                                                March   December
                                                              20, 2004  27, 2003
                                                              --------  --------
Assets
Current Assets
   Cash and cash equivalents.................................  $   269  $ 1,235
   Accounts receivable, net..................................      968      994
   Inventories...............................................      441      374
   Prepaid expenses and other current assets.................      275      268
   Investment in debt defeasance trust.......................      168      168
                                                                ------   ------
      Total Current Assets...................................    2,121    3,039

Property, plant and equipment, net...........................    3,399    3,423
Other intangible assets, net.................................    3,558    3,562
Goodwill.....................................................    1,391    1,386
Other assets.................................................      148      134
                                                                ------   ------
      Total Assets...........................................  $10,617  $11,544
                                                                ======   ======

Liabilities and Shareholders' Equity
Current Liabilities
   Accounts payable and other current liabilities............  $ 1,175  $ 1,231
   Short-term borrowings.....................................      164       67
   Current maturities of long-term debt......................      180    1,180
                                                                ------   ------
      Total Current Liabilities..............................    1,519    2,478

Long-term debt...............................................    4,510    4,493
Other liabilities............................................      889      875
Deferred income taxes........................................    1,430    1,421
Minority interest............................................      402      396
                                                                ------   ------
      Total Liabilities......................................    8,750    9,663
                                                                ------   ------

Shareholders' Equity
   Common stock, par value $0.01 per share:
     authorized 900 shares, issued 310 shares................        3        3
   Additional paid-in capital................................    1,742    1,743
   Retained earnings.........................................    1,519    1,471
   Accumulated other comprehensive loss......................     (377)    (380)
   Deferred compensation.....................................       (5)      (4)
   Treasury stock: 51 shares and 49 shares at March 20, 2004
     and December 27, 2003, respectively.....................   (1,015)    (952)
                                                                ------   ------
     Total Shareholders' Equity..............................    1,867    1,881
                                                                ------   ------
      Total Liabilities and Shareholders' Equity.............  $10,617  $11,544
                                                                ======   ======